UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Amendment No. 1
to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2007
EXPRESS-1 EXPEDITED SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49606	03-0450326

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
429 Post Road, Buchanan, Michigan 49107

(Address of principal executive offices — zip code)
(269) 695-4920

(Registrant’s telephone number, including area code)
Not applicable

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The Board of Directors of Express-1 Expedited Solutions, Inc. (the “Company”), at a meeting of the Board of Directors on August 30, 2007, approved an amendment to Article VI of the Company’s Bylaws to remove the requirement that shares of stock issued by the Company be represented by stock certificates (the “Amendment”). The Amendment is necessary in order for the Company to qualify for the Direct Registration Service, a system that all companies listed on the American Stock Exchange must implement by January 1, 2008. When implemented, the Direct Registration System will enable the Company’s shareholders to hold their securities in either electronic book-entry format or in the form of a paper stock certificate. The Amendment is effective upon being filed with the Securities and Exchange Commission on Form 8-K.
A copy of the 2nd Amended and Restated Bylaws is attached hereto as Exhibit 3(ii).
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

3(ii)	2nd Amended and Restated Bylaws

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 14, 2007	Express-1 Expedited Solutions, Inc.
	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer

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